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                                                              Exhibit 23.2






                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in the Registration Statement on Form SB-2 of Eastbrokers International Incorporated (the "Company"), of our report dated June 23, 1997 on the Company's consolidated financial statements as of March 31, 1997 and for the year then ended, and to the reference of our firm as experts.



                                                 /s/ PANNELL KERR FORSTER PC







Alexandria, Virginia
February __, 1999